UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

June 28, 2011

TNP Strategic Retail Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-54376	90-0413866
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Main Street, Suite 700

Irvine, California 92614

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (949) 833-8252

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth under Item 2.01 and 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Note Acquisition

On June 29, 2011 (the “Closing Date”), TNP Strategic Retail Trust, Inc. (the “Company”), through TNP SRT Constitution Trail, LLC (“TNP SRT Constitution”), a wholly owned subsidiary of the Company’s operating partnership, acquired an indirect interest in three distressed mortgage loans from M&I Marshall & Ilsley Bank, a Wisconsin state-chartered bank (the “Mortgage Lender”), to Constitution Trail, LLC, an unaffiliated third party borrower (the “Borrower”), in the original aggregate principal amount of $42,467,593 (collectively, the “Mortgage Loans”). The Mortgage Loans are secured by a multi-tenant retail center located in Normal, Illinois, a suburb of Bloomington, Illinois, commonly known as the Constitution Trail Centre (the “Constitution Trail Property”). On June 21, 2011, TNP Acquisitions, LLC (“TNP Acquisitions”), an affiliate of the Company’s external affiliated advisor, entered into a Loan Sale Agreement with the Mortgage Lender for the purchase of the Mortgage Loans (the “Purchase Agreement”). On June 28, 2011, TNP Acquisitions assigned the Purchase Agreement to TNP SRT Constitution pursuant to an Assignment of Loan Sale Agreement by and between TNP Acquisitions and TNP SRT Constitution. As of the Closing Date, the Mortgage Loans had an outstanding principal balance of $42,208,703.

TNP SRT Constitution acquired the Mortgage Loans for an aggregate purchase price of $18,000,000, exclusive of closing costs. TNP SRT Constitution financed the payment of the purchase price for the Mortgage Loans with a combination of (1) proceeds from the Company’s public offering, and (2) the proceeds of a loan (the “Acquisition Loan”) from TL DOF III Holding Corporation, an unaffiliated third party lender (“Acquisition Lender”), evidenced by a promissory note in the aggregate principal amount of $15,300,000 (the “Acquisition Note”). For additional information on the terms of the Acquisition Loan, see Item 2.03 below.

The Mortgage Loans are evidenced by (1) a Split, Amended and Restated Promissory Note A-1, dated January 12, 2010, in the original principal amount of $32,000,000 (“Note A-1”), (2) a Split, Amended and Restated Promissory Note A-2, dated January 12, 2010, in the original principal amount of $8,867,593 (“Note A-2”), and (3) a Promissory Note B, dated January 12, 2010, in the original principal amount of $1,600,000 (“Note B”, and together with Note A-1 and Note A-2, the “Mortgage Notes”).

Note A-1 and Note A-2 both have an original maturity date of July 12, 2010, subject to one possible six-month extension of their maturity dates. Note B has an original maturity date of April 15, 2015, subject to acceleration of maturity upon an event of default under Note B or any other Mortgage Note. Note A-1 and Note A-2 both bear interest at a rate equal to (1) a variable rate based upon the average of the interbank offered rates for dollar deposits in the London market as quoted in The Wall Street Journal plus (2) 3.5%, provided that the interest rate will never be less than 5.0% per annum. Note B bears interest at a rate of 6.0% per annum. Upon the occurrence of and during the continuance of any event of default under any Mortgage Note, the Mortgage Notes bear interest at a rate equal to the lesser of (1) the otherwise applicable interest rate plus 5.0% or (2) the maximum rate of interest allowed by applicable law. The Borrower is in default under the Mortgage Loans and the Company is currently considering a number of options with respect to the Mortgage Loans, including, but not limited to, negotiating a deed-in-lieu of foreclosure with respect to the Constitution Trail Property or, alternatively, initiating foreclosure proceedings against the Borrower.

The Borrower’s obligations under the Mortgage Loans are secured by (1) a Construction Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing by the Borrower for the benefit of the Mortgage Lender (as amended, the “Construction Mortgage”) with respect to the Constitution Trail Property, (2) an Assignment of Rents and Leases by the Borrower for the benefit of the Mortgage Lender (as amended, the “Assignment of Rents and Leases”) with respect to the Constitution Trail Property, and (3) joint and several guaranties (the “Mortgage Loan Guaranties”) issued by Roger S. “Steve” Clary, Terry L. Clauff, David Rose and Borrower (collectively, the “Mortgage Guarantors”) in favor of the Mortgage Lender. On the Closing Date, the Construction Mortgage, the Assignment of Rents and Leases, the Mortgage Notes and all other loan documents related to the Mortgage Loans were assigned from Mortgage Lender to TNP SRT Constitution pursuant to an Assignment of Mortgage, an Assignment of Assignment of Rents and Leases and a General Assignment, each by and between the Mortgage Lender and TNP SRT Constitution. The Mortgage Loan Guaranties remain in effect.

The Constitution Trail Property was constructed in 2007 and is comprised of 197,739 rentable square feet and approximately 28 acres of developable land. As of the Closing Date, the Constitution Trail Property was approximately 65.59% leased. The Constitution Trail Property is anchored by Schnucks and Starplex Cinemas. Other national tenants at the Constitution Trail Property include Dollar Tree, Subway, H&R Block, Great Clips and Wendy’s. Current tenants at Constitution Trail Property have staggered lease expirations that range from 2012 to 2029.

The material terms of the agreements described in this Item 2.01 are qualified in their entirety by the agreements attached as Exhibits 10.1 through 10.8 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Acquisition Note

In connection with the acquisition of the Mortgage Loans, on June 29, 2011, TNP SRT Constitution borrowed $15,300,000 from the Acquisition Lender pursuant to the Acquisition Note and the Credit Agreement by and among the Acquisition Lender and TNP SRT Constitution (the “Credit Agreement”). TNP SRT Constitution paid the Acquisition Lender an origination fee of $76,500 in connection with the closing of the Acquisition Loan (the “Origination Fee”).

The entire unpaid principal balance of the Acquisition Loan and all accrued and unpaid interest thereon will be due and payable in full on October 31, 2014. The Acquisition Loan bears interest at a rate of 15.0% per annum. After the occurrence of and during the continuance of any event of default under the Credit Agreement, the Acquisition Loan will bear interest at a rate of 20.0% per annum. TNP SRT Constitution will pay the Acquisition Lender a late fee in the amount of 5.0% of any installment of principal and interest due under the Acquisition Loan that is more than five days past due. TNP SRT Constitution may voluntarily prepay all, but not less than all, of the Acquisition Loan at any time; provided, however, that (1) TNP SRT Constitution must pay an exit fee equal to 1.0% of the amount being prepaid in connection with any such prepayment (the “Exit Fee”) and any accrued and unpaid interest, and (2) any prepayment made prior to the last month of the term of the Acquisition Loan must be accompanied by a premium in an amount equal to the amount obtained by subtracting (1) all amounts paid by TNP SRT Constitution with respect to the Acquisition Loan (excluding the Origination Fee), from (2) $22,950,000 (the “Applicable Amount”); provided, however, that the Applicable Amount shall be reduced by $1.50 for every $1.00 of the principal amount of the Acquisition Loan that is prepaid on or prior to December 30, 2011, not to exceed, in respect of such prepayments, $10,000,000. Notwithstanding the foregoing, TNP SRT Constitution may prepay up to $10,000,000 of the Acquisition Loan on or before December 30, 2011, which such prepayment will not be subject to the Prepayment Premium, but will be subject to the Exit Fee.

Pursuant to the terms of the Credit Agreement, TNP SRT Constitution agreed to (1) prosecute the foreclosure proceedings initiated by the Mortgage Lender, as plaintiff, against the Borrower, the Mortgage Guarantors, and others, as defendants (the “Foreclosure Proceedings”) in accordance with the written instructions of the Acquisition Lender, and (2) not settle, compromise or discontinue the Foreclosure Proceedings without the prior consent of the Acquisition Lender. TNP SRT Constitution also agreed to otherwise enforce the terms and conditions of the Mortgage Loans in accordance with the Acquisition Lender’s instructions, including, if Acquisition Lender so requests, the commencement of an action to enforce the Mortgage Loan Guaranties against Mortgage Loan Guarantors.

TNP SRT Constitution’s obligations under the Acquisition Loan are secured by a pledge by TNP SRT Constitution of all of its right, title and interest in and to, among other things, the Mortgage Loans and all rights to service the Mortgage Loans, all insurance (and the proceeds thereof) relating to the Mortgage Loans and the Constitution Trail Property and all collection and escrow accounts relating to the Mortgage Loans. Pursuant to the Credit Agreement, the Company and Anthony W. Thompson, the Company’s Chairman and Chief Executive Officer (the “Guarantors”), agreed to jointly and severally guaranty to the Acquisition Lender (the “Guaranty”) the full and prompt payment and performance of TNP SRT Constitution’s obligations upon, among other events (1), the commencement by TNP SRT Constitution or any Guarantor of a voluntary bankruptcy, insolvency, reorganization, liquidation or similar case or proceeding, (2) TNP SRT Constitution’s failure to obtain Acquisition Lender’s prior consent to (i) release the Borrower or any of the Mortgage Guarantors from liability under the Mortgage Loans, (ii) release the lien of the Mortgage Loans from all or any portion of the Constitution Trail Property, or (iii) modify, or accept the surrender or waiver of, any of the material terms of the Mortgage Loans, (3) the failure by TNP SRT Constitution and/or the Guarantors to comply with the requirements of the Credit Agreement upon the acquisition of fee title to the

Mortgaged Property by TNP SRT Constitution or TNP SRT Constitution’s affiliate, or (4) any loss or damage suffered by the Acquisition Lender (including, without limitation, reasonable attorneys’ fees) by reason of TNP SRT Constitution’s failure to prosecute the Foreclosure Proceedings, or otherwise enforce the terms of the Mortgage Loans, in accordance with the Acquisition Lender’s instructions.

In connection with the Guaranty, the Company, the Company’s operating partnership, TNP SRT Constitution and Mr. Thompson entered into the Reimbursement and Fee Agreement, effective as of June 29, 2011, whereby the Company, the Company’s operating partnership and TNP SRT Constitution agreed to reimburse Mr. Thompson for any payments made to Acquisition Lender by Mr. Thompson pursuant to the Guaranty. In addition, as consideration for providing the Guaranty, the Company, the Company’s operating partnership and TNP SRT Constitution will pay Mr. Thompson a one-time non-refundable fee of $25,000 within 30 days of the date of the Reimbursement and Fee Agreement and have agreed to pay Mr. Thompson a fee, calculated on a per annum basis of a year of 360 days, upon the maturity of the Acquisition Loan equal to: (x) 0.25% multiplied by (y) the weighted-average amount of borrowings outstanding under the Acquisition Loan during the term of the Acquisition Loan.

Pursuant to the terms of the Credit Agreement, if TNP SRT Constitution or its affiliate acquires fee title to the Constitution Trail Property by reason of foreclosure on the Mortgage Loans, the acceptance of a deed in lieu of the foreclosure or otherwise, TNP SRT Constitution or its affiliate, as applicable, will execute and deliver to the Acquisition Lender mortgage loan documents, in customary form, evidencing a new mortgage loan from Acquisition Lender (the “Phase II Loan”), including a mortgage or deed of trust, a promissory note, an assignment of leases and rents and an environmental indemnity, and the Guarantors will execute and deliver to Acquisition Lender a customary guaranty of exceptions to the non-recourse nature of the Phase II Loan and an environmental indemnity relating to the Constitution Trail Property (such documents, collectively, the “Phase II Loan Documents”). The economic terms of the Phase II Loan Documents will conform to the economic terms set forth in the Credit Agreement, such that the Acquisition Lender’s return will be the same as the return it would have received had the Credit Agreement and the other Acquisition Loan documents remained in force and effect.

The Credit Agreement provides that if TNP SRT Constitution or its affiliate secures a mortgage loan from an acceptable institutional lender secured by the Constitution Trail Property, the principal amount of which does not exceed $10,000,000, and the interest rate, covenants and other material terms of which are reasonably acceptable to the Acquisition Lender (“Acceptable First Mortgage Financing”), simultaneously with, or subsequent to, TNP SRT Constitution’s or its affiliate’s acquisition of fee title to the Constitution Trail Property, the Acquisition Lender will, subject to certain conditions, subordinate its mortgage lien to the mortgage lien documents relating to such Acceptable First Mortgage Financing. TNP SRT Constitution or its affiliate will be responsible for all third party costs paid or incurred by the Acquisition Lender in connection with such subordination, including, without limitation, reasonable attorneys’ fees.

The material terms of the agreements described in this Item 2.03 are qualified in their entirety by the agreements attached as Exhibits 10.9, 10.10 and 10.11 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On July 5, 2011, the Company distributed a press release announcing the completion of the acquisition of the Mortgage Loans. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

10.1	Loan Sale Agreement, dated June 21, 2011, by and between M&I Ilsley Bank and TNP Acquisitions, LLC

10.2	Assignment of Loan Sale Agreement, dated June 28, 2011, by and between TNP Acquisitions, LLC and TNP SRT Constitution Trail, LLC

10.3	Split, Amended and Restated Promissory Note A-1, dated January 12, 2010, by Constitution Trail, LLC in favor of M&I Marshall & Ilsley Bank

10.4	Split, Amended and Restated Promissory Note A-2, dated January 12, 2010, by Constitution Trail, LLC in favor of M&I Marshall & Ilsley Bank

10.5	Promissory Note B, dated January 12, 2010, by Constitution Trail, LLC in favor of M&I Marshall & Ilsley Bank

10.6	Assignment of Mortgage, dated June 28, 2011, by M&I Ilsley Bank in favor of TNP SRT Constitution Trail, LLC

10.7	Assignment of Assignment of Rents and Leases, dated June 28, 2011, by M&I Ilsley Bank in favor of TNP SRT Constitution Trail, LLC

10.8	General Assignment, dated June 29, 2011, by M&I Ilsley Bank in favor of TNP SRT Constitution Trail, LLC

10.9	Promissory Note, dated June 29, 2011, by TNP SRT Constitution Trail, LLC in favor of TL DOF III Holding Corporation

10.10	Credit Agreement, dated as of June 29, 2011, by and between TL DOF III Holding Corporation and TNP SRT Constitution Trail, LLC

10.11	Reimbursement and Fee Agreement, dated as of June 29, 2011, by and among TNP Strategic Retail Trust, Inc., TNP Strategic Retail Operating Partnership, LP, TNP SRT Constitution Trail, LLC and Anthony W. Thompson

99.1	Press Release, dated July 5, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNP STRATEGIC RETAIL TRUST, INC.

Date: July 5, 2011	By:	/s/ JAMES R. WOLFORD
James R. Wolford
Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit	Description

10.1	Loan Sale Agreement, dated June 21, 2011, by and between M&I Ilsley Bank and TNP Acquisitions, LLC

10.2	Assignment of Loan Sale Agreement, dated June 28, 2011, by and between TNP Acquisitions, LLC and TNP SRT Constitution Trail, LLC

10.3	Split, Amended and Restated Promissory Note A-1, dated January 12, 2010, by Constitution Trail, LLC in favor of M&I Marshall & Ilsley Bank

10.4	Split, Amended and Restated Promissory Note A-2, dated January 12, 2010, by Constitution Trail, LLC in favor of M&I Marshall & Ilsley Bank

10.5	Promissory Note B, dated January 12, 2010, by Constitution Trail, LLC in favor of M&I Marshall & Ilsley Bank

10.6	Assignment of Mortgage, dated June 28, 2011, by M&I Ilsley Bank in favor of TNP SRT Constitution Trail, LLC

10.7	Assignment of Assignment of Rents and Leases, dated June 28, 2011, by M&I Ilsley Bank in favor of TNP SRT Constitution Trail, LLC

10.8	General Assignment, dated June 29, 2011, by M&I Ilsley Bank in favor of TNP SRT Constitution Trail, LLC

10.9	Promissory Note, dated June 29, 2011, by TNP SRT Constitution Trail, LLC in favor of TL DOF III Holding Corporation

10.10	Credit Agreement, dated as of June 29, 2011, by and between TL DOF III Holding Corporation and TNP SRT Constitution Trail, LLC

10.11	Reimbursement and Fee Agreement, dated as of June 29, 2011, by and among TNP Strategic Retail Trust, Inc., TNP Strategic Retail Operating Partnership, LP, TNP SRT Constitution Trail, LLC and Anthony W. Thompson

99.1	Press Release, dated July 5, 2011.